Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of M45 Mining Resources Inc.(the "Company") for the fiscal year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Andrea M. Cortellazzi, CEO and Director of M45 Mining Resources Inc., and Gilles Ouellette, Secretary/Treasurer, Director and Principal Financial Officer of M45 Mining Resources Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 16, 2007




/s/ Andrea M. cortellazzi
Andrea M. Cortellazzi , CEO and Director




/s/ Giles Oullette
Gilles Ouellette, Secretary/Treasurer, Director, and
Principal Financial Officer